Exhibit 99.2

Investor Presentation 1 May 2023

This presentation includes forward - looking statements. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding the Company’s future financial position, business strategy and plans and objectives of management for future operations, are forward - looking statements. Forward - looking statements use words like “believe,” “plan,” “expect,” “intend,” “will,” “would,” “anticipate,” “estimate,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies. These statements are based on current expectations or objectives that are inherently uncertain. In light of these uncertainties, and the assumptions underlying the expectations and other forward - looking statements expressed, the forward - looking events and circumstances discussed in the accompanying materials may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward - looking statements. The Company’s actual results could differ materially from those stated or implied in forward - looking statements due to a number of factors, including but not limited to, those factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Form 10 - K and Form 10 - Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward - looking statements: the Company’s expectations regarding changes in regulatory requirements; the Company’s ability to interoperate with the electronic health record systems of its customers; the Company’s reliance on vendors; the Company’s ability to attract and retain key personnel; the competition to attract and retain remote documentation specialists; anticipated trends, growth rates, and challenges in the Company’s business and in the markets in which the Company operates; the Company’s ability to further penetrate its existing customer base; the Company’s ability to protect and enforce its intellectual property protection and the scope and duration of such protection; developments and projections relating to the Company’s competitors and the Company’s industry, including competing dictation software providers, third - party, non - real time medical note generators and real time medical note documentation services; the impact of current and future laws and regulations; and the impact of the COVID - 19 crisis on the Company’s business, results of operations and future growth prospects. Past performance is not necessarily indicative of future results. The forward - looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s views to change. The Company undertakes no intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. These forward - looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the company, nor any of its respective officers, directors, managers, employees, agents, or representatives, undertake to update any of such information or provide additional information as a result of new information or future events or developments. 2 Disclaimer

3 The Healthcare Dilemma 3 Clinician burnout and chronic staffing shortages are creating a significant gap between health systems’ capacity to provide care and the demand for care from a growing and aging patient population. Today’s point - of - care delivery policies and technologies consume up to 1/3 of a clinician’s workday , widening the care gap. Moreover, they have become an intrusion, creating a virtual “wall” between clinician and patient. They have exacerbated clinician burnout and led to high levels of patient dissatisfaction .

Augmedix Mission & Vision 4 Our mission is to help healthcare providers shrink their care gap and increase patient access at scale by unburdening their clinicians from medical documentation so they can redirect more of their time towards patient care. We manage medical documentation virtually and unobtrusively, helping clinicians to see the patient, not the technology, enabling them to deeply and fully connect at the point of care. Our vision is to deliver rapid, actionable insights at the point of care that can improve patient outcomes and serve as the vehicle of choice for change management .

5 5 Augmedix Benefits Save up to 3 hours per day Boost productivity by as much as 20% 40% improved work - life satisfaction 5

Augmedix at a Glance

- Real-time and asynchronous virtual medical documentation for clinicians
- Connect clinicians with Augmedix Notebuilder Platform through mobile devices and proprietary software
- Comprehensive and flexible solution capable of being delivered at scale to ~295,000 addressable clinicians
- Let clinicians focus on what matters most: patient care

$9.6M
Q1 2023 Revenue

136%
Q1 2023 YoY Net Revenue Retention

20+
Health Systems Served

>60,000
Notes Per Week

Revenue
($ in millions)



38% YoY
$7.0
$9.6
Q1 2022
Q1 2023

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Augmedix Eases the EHR Burden on Providers & Creates System Efficiencies


Clinician-Patient
EHR
Electronic Health Record
Medical documentation uploaded for clinician's sign-off
Notebuilder Platform
Natural Language Processing (NLP) and Large Language Models (LLMs)
Structured Data Models
Automatic Speech Recognition (ASR)
Streaming Services
EHR Adaptors
LIVESTREAM
Record
Natural Conversation
Enhanced Documentation

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8 Driving a $6 Billion Market Opportunity for Augmedix ~295,000 ¹ Addressable Clinicians in U.S. $6B U.S. Market Opportunity >57,000 ¹ Addressable Clinicians $1.2B+ Expansion Opportunity within Existing Customers United States India Bangladesh Sri Lanka Opportunity (1) Company estimates out of a total of more than 1.1M U.S. Clinicians. Select Current Customers Major Health Systems Scale Today 4 Countries 60K+ Notes / Week

9 Augmedix Has the Broadest Product Portfolio Chart prep Prior to start of day RPA AI - powered $ Ambient Documentation Products Draft medical note TAT minutes AI - powered $ Quality - assured medical note TAT 4 hrs AI - powered + Augmedix quality control $$ Asynchronous Synchronous Quality - assured medical note + point - of - care support (orders, reminders, referrals) TAT - 30 min AI - powered + Augmedix MDS $$$ Our platform of products helps clinicians and enterprises maximize ROI

10 Well Positioned within Documentation Market Dictation/Transcription Asynchronous Documentation Synchronous Documentation Pric e Low SA DAX DAX Express Dragon Fluency Direct Clinician Burden Remote In - Person Remote High Ambient Products Complete Note / Human in the Loop Draft Note / Pure AI

AI / ML Note automation is ultimate goal Lower cost Scalable Standardization Rapid turn - around LLMs alone insufficient: • Encounters rarely follow note format - typically non - linear • Complex conditions often result in errors and “note” bloat • Need to convert conversational language into appropriate medical terminology Industry will resist “black box” solutions LLMs level the tech playing field - readily available to all User trust of technology will dictate adoption

Notebuilder Platform Drives Efficiency



Ambient conversation
EHR
Application Layer
ASR+
Augmedix NLP / LLMs
Builder Manager
EHR Integration
Note Engine
Metadata
Labeled Data
Messages Reminders
Medical Note Chart Prep Coding
EHR
Data Services
Client

Building Block approach combines:
- automated speech recognition
- natural language processing and large language models
- Clinical datasets

35+ Specialties

Multiple healthcare settings:
- Clinic, ER, urgent care, telehealth, inpatient, nursing homes

500+ condition models
- Manages clinician preferences

EHR integration via HL7/FHIR

Produces **structured data** for new services:
- Chart prep
- Real-time coding
- Health data analytics

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Transparent Note Creation

Ambient Conversation

Clinician-Patient



AUGMEDIX

Automatic Speech Recognition (ASR)

Google Cloud

Clinician: Nice to meet you. What brings you in today?

Patient: I got a headache yesterday and it just won't go away.

Clinician: Any fever or chills?

Patient: No, just the headache and a sore throat. I'm taking Tylenol but it's not helping.

Clinician: Let's start you on Ibuprofen, 800 mg, as needed.

Natural Language Processing (NLP) and Large Language Models (LLMs)

AUGMEDIX

Clinician: Nice to meet you. What brings you in today?

Patient: I got a headache yesterday and it just won't go away.

Physician: Any fever or chills?

Patient: No, just the headache and a sore throat. I'm taking Tylenol but it's not helping.

Clinician: Let's start you on Ibuprofen, 800 mg, as needed.

Notebuilder Canvas

AUGMEDIX

HPI ROS PE A/P Coding

COMPLAINTS

Headache 1

Timing	ONSET	TIMING
	1 hours days weeks	constantly frequently intermittently
Medications	CURRENT MEDICATIONS *	RELIEF
	Advil Tylenol ibuprofen	with relief with some relief without relief

Medical Note

Electronic Health Record

HPI
The patient is a 55-year-old female presenting today with a headache.

Headache
Patient reports onset 1 day ago, occurring constantly. She complains of associated sore throat but denies fever or chills.
She is taking Tylenol without relief.

A/P
Headache
New, acute. Uncontrolled. I advised the patient to start ibuprofen 800 mg PRN.



Quality Assured

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14 Transparency User control Structured data Product fungibility Broad care settings Competitive Differentiation

15 Robust KPI Performance NRR (1) 125% (2) 43% YoY CIS Growth 41% 43% 49% 53% 1. Based on current period revenue including any expansion or new services and is net of contraction or churn compared to the previous period one year ago, but excludes revenue from new Health Enterprises for the current period. 2. 25% is world class per Gainsight (https://info.gainsight.com/rs/231 - EAT - 840/images/2021 - GS - NRReBook.pdf)

Consistent Strong Growth


Accelerating Revenue Growth
($ in millions)
$5.2
$5.6
$6.6
$7.0
$7.3
$7.9
$8.8
$9.6
YoY 38%
136%
Net Revenue Retention Rate(4)
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023


Improving Gross Profit(1)
($ in millions)
LTV/CAC(2): 5x
Payback Period(3): ~14 months
$2.4
$2.5
$2.9
$3.1
$3.2
$3.6
$4.1
$4.4
YoY 42%
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023

$12M strategic financing, including HCA Healthcare, enables Augmedix to reach cash flow breakeven exiting Q4 2024

Note: Fiscal years are audited through December 31, 2022. Quarterly results are unaudited.

(1) Q2 2021 includes one-time benefit from a previous office lease provision.
(2) LTM to 3/31/2023. The Lifetime Value (LTV) of Augmedix Live is calculated by ARPU / (Annual Churn Percentage) x expected contribution margin. Customer Acquisition Cost (CAC) is the sales and marketing spend in the previous quarter divided by number of new clinicians sold in the most recent quarter plus the onboarding costs in the most recent quarter divided by the number of go lives in the most recent quarter.
(3) LTM to 3/31/2023. Payback period in months is calculated by CAC divided by the expected contribution profit in the first-year x 12.
(4) Based on current period revenue including any expansion or new services and is net of contraction or churn compared to the previous period one year ago but excludes revenue from new Health Enterprises for the current period.

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Highly Experienced Management Team Sandra Breber Chief Operating Officer Paul Ginocchio Chief Financial Officer Rashed Noman Country Manager, Bangladesh Ian Shakil Co - Founder & Chief Strategy Officer Jonathan Hawkins Chief Revenue Officer Davin Lundquist Chief Medical Officer Saurav Chatterjee Chief Technology Officer Manny Krakaris Chief Executive Officer 17

Investment Highlights Broad virtual documentation offerings that are differentiated and flexible across a variety of care settings Increases clinician productivity, optimizes reimbursement and improves patient access Deployed at 5 of top 10 US healthcare enterprises with high Net Revenue Retention Attractive scalable business model with compelling unit economics Building on AI - powered platform delivers automated add - ons and drives growth and efficiency 18